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                                                                Exhibit 23 (iii)



                         CONSENT OF PETROLEUM ENGINEERS



         F. W. Elton, Inc. hereby consents to the inclusion in this Registration Statement on Form S-1 our engineering reserve report dated April 17, 1996, and we consent to the reference to our firm under the caption "EXPERTS.


                                        F.W. ELTON, INC.



Enid, Oklahoma
June 11, 1996